Notification of the reorganization of Virtus Total Return Fund Inc. (ZF) and Virtus Global Dividend & Income Fund Inc. (ZTR)

Effective Monday November 18, 2019, the Virtus Total Return Fund Inc. (ZF)(CIK #0000812090) merged into Virtus Global Dividend & Income Fund Inc. (ZTR) (CIK #0000000836412). Also, effective on Monday November 18, 2019, Virtus Global Dividend & Income Fund Inc. (ZTR) changed its name to the Virtus Total Return Fund Inc. The legal survivor of the reorganization was ZTR while the accounting survivor was ZF. Therefore, the performance history of ZF will carryforward post-merger. Financial information within the November N-CEN for ZTR reflects that of the accounting survivor, as necessary. Therefore, financial information within the ZF CIK#0000812090 was left blank within the filing so not to duplicate.